UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2017
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 2, 2017, Federal Signal Corporation, a Delaware corporation (the “Company”), executed a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”), by and among the Company and certain of its foreign subsidiaries, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.
The First Amendment provides for, among other things: (a) an increase in the Company’s aggregate borrowing capacity under its revolving credit facility from $325.0 million to $400.0 million; and (b) an increase in the borrowings available under the Company’s revolving credit facility in denominations of Canadian Dollars from C$85.0 million to C$100.0 million.
The foregoing summary of the First Amendment is not intended to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 8, 2017, the Company previously entered into a Stock Purchase Agreement (the “Purchase Agreement”) with GenNx/TBEI Holdings, LLC, a Delaware limited liability company.
On June 2, 2017, pursuant to the terms and conditions of the Purchase Agreement, the Company completed the acquisition of all of the outstanding shares of capital stock of GenNx/TBEI Intermediate Co., a Delaware corporation, for $270 million, subject to certain closing and post-closing adjustments (the “Acquisition”).
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 8, 2017.
The Company will file by amendment to this Current Report on Form 8-K with the SEC the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X not later than August 18, 2017, which is 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.
Additionally, a copy of the press release issued by the Company in relation to the closing of the Acquisition is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)
The required financial statements of the acquired business will be filed by amendment to this Current Report on Form 8-K not later than August 18, 2017 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(b)
The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than August 18, 2017 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(d)	Exhibits
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2017, by and among Federal Signal Corporation and certain of its foreign subsidiaries, Wells Fargo Bank, National Association, and the Lenders party thereto.

10.2
Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 8, 2017.

	99.1	Federal Signal Corporation Press Release, dated June 2, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: June 2, 2017	By:	/s/ Ian A. Hudson
Vice President and Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 2, 2017, by and among Federal Signal Corporation and certain of its foreign subsidiaries, Wells Fargo Bank, National Association, and the Lenders party thereto.

Exhibit 10.2
Stock Purchase Agreement, dated as of May 8, 2017, by and between GenNx/TBEI Holdings, LLC and Federal Signal Corporation. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 8, 2017.

Exhibit 99.1	Federal Signal Corporation Press Release, dated June 2, 2017.